EAGLE CAPITAL GROWTH FUND, INC.
205 E. Wisconsin Avenue, Suite 120
Milwaukee, WI 53202

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Eagle Capital Growth Fund, Inc.:

          Notice is hereby given that the 2009 Annual Meeting of Shareholders (“Meeting”) of the Eagle Capital Growth Fund, Inc. (“Fund”) will be held at the offices of the Bodman LLP located at 201 W. Big Beaver Road, Suite 500, Troy, Michigan, 48084, on Thursday, April 16, 2009, at 1:00 p.m. local time for the following purposes:

1.	To elect a Board of seven (7) directors

2.	To ratify the selection of Plante & Moran, PLLC as independent registered public accountants of the Fund for the calendar year ending December 31, 2009; and

3.	To act upon such other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors (“Board”) has fixed the close of business on February 20, 2009, as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

          You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, please complete, date and sign the enclosed proxy form and return it promptly in the envelope provided. The enclosed proxy is being solicited on behalf of the Board of the Fund.

By Order of the Board of Directors

Christopher J. Dine, Secretary

February 26, 2009

          Please complete, sign and date the enclosed proxy and mail it as promptly as possible. If you attend the meeting and vote in person, the proxy will not be used.

EAGLE CAPITAL GROWTH FUND, INC.
205 E. Wisconsin Avenue, Suite 120
Milwaukee, WI 53202

Proxy Statement
Annual Meeting of Shareholders
April 16, 2009

INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), to be voted at the 2009 Annual Meeting of Shareholders (“Meeting”), to be held at the offices of the Bodman LLP located at 201 W. Big Beaver Road, Suite 500, Troy, Michigan, at 1:00 p.m. local time on April 16, 2009. The approximate mailing date of this Proxy Statement is February 26, 2009.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of seven directors and “FOR” the ratification of the independent registered public accountants. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a later dated proxy with us, by attending the meeting and voting in person, or by notifying us of the revocation in writing to our Secretary at 205 E. Wisconsin Avenue, Suite #120, Milwaukee, Wisconsin 53202.

          The Fund’s Board has fixed the close of business on February 20, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of February 20, 2009, the Fund had outstanding 2,975,426 shares of common stock, par value $0.001 per share (“Common Stock”). One-third of the outstanding shares of common stock of the Fund, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A quorum must exist to conduct business at the Meeting. A “broker non-vote” occurs when you own shares through a bank or broker in “street” name and you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal. A broker non-vote may also occur if your broker fails to vote your shares for any reason.

          All the expenses of preparing, assembling, printing and mailing the material used in the solicitation of proxies by the Board will be paid by the Fund. In addition to the solicitation of proxies by use of the mails, our officers may solicit proxies on behalf of the Board by telephone, telegram or personal interview, the expenses of which will be borne by the Fund. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons at the expense of the Fund.

          The Board knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Thursday, April 16, 2009 at 1:00 p.m. local time at the offices of Bodman LLP located at 201 W. Big Beaver Road, Suite 500, Troy, Michigan 48084. Our Notice of Annual Meeting, Proxy Statement, form of proxy card and annual report are available at
http://www.amstock.com/ProxyServices/ViewMaterials.asp

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          To the knowledge of the Fund as of February 20, 2009, set forth below are the number of shares of the Common Stock, beneficially owned by each officer, director and nominee and by all directors, nominees and officers of the Fund as a group. The address of each is the address of the Fund.

Name and Address (a)	Number of Shares and Nature of Beneficial Ownership as of February 20, 2009 (b)	Percent of Class

Robert M. Bilkie, Jr., Chairman; Director	1,493	*

Christopher J. Dine, Secretary	0	*

Phillip J. Hanrahan, Director	0	*

Carl A. Holth, Director	2,921	*

Peggy L. Schmeltz, Director	34,798	1.2%

Luke E. Sims, President, CEO; Director	213,054	7.2%

David C. Sims, CFO, CCO	48,691	1.6%

Benedict J. Smith, Director	3,098	*

Neal F. Zalenko, Director	0	*

All Directors, Nominees and Officers as a group (9 persons)	304,055	10.2%

* Less than 1%

(a)      The address of each is the address of the principal executive office of the Fund, Suite #120, 205 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(b)      The nature of beneficial ownership of shares shown in this column is sole voting and investment power unless otherwise indicated. The shares shown by Mr. Bilkie include 1,229 shares owned by his father and 264 shares owned by his wife. The shares shown for Ms. Schmeltz include 10,000 shares beneficially owned by her husband. The shares shown for Luke E. Sims include 12,700 shares beneficially owned by his wife (of which he disclaims beneficial ownership). The shares shown for David C. Sims include 31,620 shares beneficially owned by a brother with whom he shares a residence.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

          A Board of seven (7) directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below. Each nominee has consented to being named in this Proxy Statement and to continue to serve as a director if elected. Directors will be elected by a plurality of votes cast at the Meeting. Thus, assuming the presence of a quorum, those nominees for election as director receiving the highest number of votes will be elected, regardless of the number of votes which for any reason, including abstentions, broker non-votes or withholding of authority to vote, are not cast for the election of such nominee. If any nominee becomes unavailable for election, an event not now anticipated by the Board, the proxies may be voted for such other nominee as may be designated by the Board. Listed below are all nominees and their backgrounds. “Interested Persons” of the Fund are those persons who are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Nominees For Director

Nominees For Director Who Are Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Luke E. Sims age 59	President; Chief Executive Officer and Director	Term of office one year. Served as a director since 2002.	Partner in the law firm of Foley & Lardner LLP since 1984; Director, Wilson-Hurd Mfg. Co.; Manager of the Advisor since 2003.	One	LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)

          *The address of Mr. Sims is the address of the principal executive office of the Fund in Wisconsin. Luke E. Sims is an Interested Person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of 5% of the Fund’s outstanding shares of common stock and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor”). Luke E. Sims is the father of David C. Sims, the Chief Financial Officer and Chief Compliance Officer of the Fund.

          **The Fund is not part of any fund complex.

Nominees For Director Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Robert M. Bilkie, Jr., age 48	Chairman; Director	Term of office one year. Served as a director since 2006.

President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).

				One	None

Phillip J. Hanrahan, age 69	Director	Term of office one year. Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm).	One	None

Carl A. Holth age 76	Director	Term of office one year. Served as a director since 1989.	Retired; Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.	One	None

Peggy L. Schmeltz age 81	Director	Term of office one year. Served as a director since 1989.	Retired; Trustee of NAIC (since 1995); Director of Bowling Green State University Foundation Board. Former member of NYSE Advisory Committee (from 1992 to 1994).	One	None

Benedict J. Smith age 89	Director	Term of office one year. Served as a director since 1996.	Retired; Director, Detroit Executive Service Corps (an advisory service for non-profit organizations); Director, Vista Maria (a nonprofit charitable organization).	One	None

Neal F. Zalenko, age 63	Director	Term of office one year. Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Virchow Krause & Company in early 2005.	One	None

          * The address of each is the address of the principal executive office of the Fund, Suite #120, 205 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202.

          **The Fund is not part of any fund complex.

Officers Who Are Not Nominees For Director

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

David C. Sims age 27***	Chief Financial Officer and Chief Compliance Officer	Term of office one year. Served as Chief Financial Officer and Chief Compliance Officer since 2007	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; Manager of the Advisor since 2003.	One	None

Christopher J. Dine age 52	Secretary	Term of office one year. Served as Secretary since 2007.	Attorney with Bodman LLP since 1985	None	None

              *The address of each is the address of the principal executive office of the Fund in Wisconsin.

            **The Fund is not part of any fund complex.

          ***David C. Sims is the son of Luke E. Sims, the President and Chief Executive Officer of the Fund.

Dollar Range of Common Stock Owned by Directors and Nominees

          The following tables set forth the dollar range of the Fund’s Common Stock which is the Fund’s only equity security, beneficially owned by each director and nominee, valued at price per share of $4.5, the closing price on the NYSE Alternext US on February 20, 2009.

Nominee Directors Who Are Interested Persons

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Luke E. Sims	Over $100,000	None

          *The Fund is not part of a family of investment companies.

Nominee Directors Who Are Not Interested Persons

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Robert M. Bilkie, Jr.	$1-$10,000	None

Phillip J. Hanrahan	$0	None

Carl A. Holth	$10,001 - $50,000	None

Peggy L. Schmeltz	Over $100,000	None

Benedict J. Smith	$10,001 - $50,000	None

Neal F. Zalenko	$0	None

          *The Fund is not part of a family of investment companies.

Compensation

          No Fund officer receives compensation from the Fund for service as an officer. Christopher J. Dine, the Fund’s Secretary, is a partner in Bodman LLP, the Fund’s principal outside law firm. David C. Sims, the Fund’s Chief Financial Officer and Chief Compliance Officer, is compensated for his services to the Fund by Sims Capital Management LLC (the “Advisor”), the Fund’s investment advisor.

          The following tables identify the aggregate compensation paid to all directors in 2008. Director fees are only payable to directors who are not officers of the Fund or affiliated with the Advisor. During 2008, such directors received an annual retainer of $3,000.

          For 2009, Fund directors who are entitled to receive directors’ fees will receive an annual retainer of $3,000, paid quarterly.

Directors Who Are Interested Persons

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*

Luke E. Sims, Director	$0	None	None	$0

          * The Fund is not part of any fund complex.

Directors Who Are Not Interested Persons of the Fund

Name of Person, Position	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors**

Robert M. Bilkie, Jr. Director	$3,000	None	None	$3,000

Phillip J. Hanrahan, Director	$1,500	None	None	$1,500

Carl A. Holth, Director	$3,000	None	None	$3,000

Peggy L. Schmeltz, Director	$3,000	None	None	$3,000

Benedict M. Smith, Director	$3,000	None	None	$3,000

Neal F. Zalenko, Director	$1,500	None	None	$1,500

*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.

Board Meetings and Committees; Annual Meeting Attendance

          There were three (3) meetings of the Board held during 2008. Each director attended at least 75% of the meetings of the Board and committees of the Board on which he or she served during 2008. Mr. Hanrahan and Mr. Zalenko became directors of the Fund in August 2008. Each attended the December Board meeting, the only meeting held in 2008 after they became directors. The Fund only has one committee, the Audit Committee. The Fund has no nominating or compensation committees. The Board does not currently have a policy with regard to the attendance of directors at its annual meeting of shareholders. All of the then-current directors attended the Fund’s 2008 annual meeting of shareholders. Mr. Hanrahan and Mr. Zalenko did not attend the Fund’s 2008 annual meeting of shareholders; each became a director in August 2008, after Fund’s annual meeting.

Shareholders Communications

          Shareholders may send communications to the Board to the attention of the Fund’s Secretary at the Fund’s principal executive offices. All shareholder communications shall be compiled by the Secretary and forwarded directly to the Board or the director as indicated in the letter. The Board reserves the right to revise this procedure in the event that it is abused or becomes unworkable.

Nominating Committee

          The Board does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. The nominations of the directors standing for reelection at the 2009 annual meeting were approved by the Board, including Messrs. Bilkie, Hanrahan, Holth, Smith, and Zalenko and Ms. Schmeltz who are independent directors under the rules of the NYSE Alternext US; the nomination of Mr. Sims, who is not classified as an independent director, was approved by the Board.

          Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In making its nominations, the Board considers relevant factors, including an individual’s business experience, breadth of knowledge about issues and matters affecting the Fund, time availability for meetings and consultation regarding Fund matters, and other particular skills and experience. The Board desires a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its shareholders. In the event of a need for a new or additional director, the Board will evaluate potential nominees by reviewing their qualifications, results of personal interviews and such other information as the Board may deem relevant.

          The Fund does not employ an executive search, firm, or pay a fee to any other third party, to assist in identifying or evaluating potential qualified candidates for director. Since 1989, the Board has nominated the current directors for reelection at each annual meeting of shareholders. Ms. Schmeltz and Mr. Holth have served as directors since 1989. Mr. Smith has served as a director since 1996. Mr. Sims has served as a director since 2002. Mr. Bilkie has served as a director since 2006. Mr. Hanrahan was recommended as a director by Luke Sims, the President and Chief Executive Officer of the Fund, and Mr. Hanrahan was appointed as a director during 2008. Mr. Zalenko was recommended as a director by Mr. Bilkie, the Chairman of the Board of Directors, and Mr. Zalenko was appointed as a director during 2008. Mr. Bilkie had previously served as Fund director from July 1990 to May 1996.

          The Board has not established special procedures for the Fund’s shareholders to submit director recommendations. If the Secretary were to receive a recommendation of a candidate from the Fund’s shareholders, he would submit it to the Board, and the Board would consider such recommendations in the same manner as all other candidates.

Audit Committee

          The Fund has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, comprised of Messrs. Zalenko (Chairman), Holth, and Smith. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants. Each of Messrs. Zalenko, Holth, and Smith meets the requirements for independence set forth in the rules of the NYSE Alternext US. The charter can be found on the Fund’s website at http://eaglecapitalgrowthfund.com under “Corporate Governance”.

          The Audit Committee met twice during 2008. For those meetings, the Audit Committee was comprised of Messrs. Holth (Chairman), Bilkie, and Smith. Messrs. Holth, Smith and Bilkie met the requirements for independence set forth in the rules of the NYSE Alternext. They are not “interested persons” of the Fund as defined in Section 2(A)(19) of the Investment Company Act of 1940. Under the Fund’s bylaws, the Chairman is a non-executive, non-officer position. Each of Messrs. Bilkie, Holth and Smith has been determined to be an “audit committee financial expert” as such term is defined in SEC rules. A copy of the report of the Audit Committee is attached hereto as Exhibit A. The Fund’s Board has adopted a written charter for the Audit Committee.

Investment Advisor

          The Fund’s current investment advisor is Sims Capital Management LLC. Luke E. Sims, President and Chief Executive Officer of the Fund and David C. Sims, Chief Financial Officer and Chief Compliance Officer of the Fund, are the managers of the Advisor. See “Nominees For Director Who Are Interested Persons” and “Officers Who Are Not Nominees For Director” for more information about Luke E. Sims and David C. Sims, respectively. At the Fund’s 2007 annual meeting of shareholders, the shareholders approved the investment advisory agreement (“Advisory Agreement”) between the Fund and the Advisor. The Advisory Agreement has been mutually extended by the Fund and the Advisor through May 2010.

          The Advisor’s address is the same as that of the principal executive office of the Fund. The Fund is one of the Advisor’s two advisory clients. No other person provided any significant administrative or business affairs management services to the Fund during 2008. No director or nominee for election as director who is not an Interested Person, nor any of their immediate family members, is the record or beneficial owner of any securities in the Advisor or any of its affiliates.

The Board of Directors recommends that shareholders vote “FOR” all seven (7) nominees.

PROPOSAL NO. 2 – SELECTION OF INDEPENDENT ACCOUNTANTS

          Plante & Moran, PLLC, independent registered public accountants, has been selected by the audit committee to examine the financial statements of the Fund for the year ending December 31, 2009. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. A majority vote of the shares cast is required to approve the ratification of the selection of accountants. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the votes cast. Broker non-votes with respect to shares entitled to vote will have no effect on the vote on this proposal. Representatives of Plante & Moran, PLLC are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

          Audit Fees. Plante & Moran, PLLC was paid $22,500 for the calendar year ended December 31, 2008, and $18,250 for the calendar year ended December 31, 2007, by the Fund for audit fees.

          Audit-Related Fees. Plante & Moran, PLLC was not paid any audit-related fees by the Fund in either of the last two calendar years.

          Tax Fees. Plante & Moran, PLLC was paid $6,100 for the calendar year ended December 31, 2008, and $5,400 for calendar year ended December 31, 2007, by the Fund for tax fees, for services in connection with the preparation of the Fund’s tax returns and assistance with IRS notice and tax matters.

          All Other Fees. Plante & Moran, PLLC was not paid any other fees in either of the last two calendar years.

          “Audit fees” are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

          None of the services covered under the captions “Audit- Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii). Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to the Fund or to the Advisor or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

          The Board recommends that shareholders vote “FOR” the ratification of Plante & Moran, PLLC as the independent registered public accountants to examine the Fund’s financial statements for the year ending December 31, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Common Stock are required to file initial reports of ownership and reports of changes in ownership of the

Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2008, all such reports were timely filed except two transactions: a purchase of shares by Peggy Schmeltz, which was filed five business days late and a sale of shares by Luke Sims, which was filed three days late. As of February 24, 2009, all filings are current.

PROPOSALS OF SHAREHOLDERS

          Shareholder proposals for the 2009 annual meeting of shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at 205 E. Wisconsin Avenue, Suite #120, Milwaukee, Wisconsin 53202 before the close of business on October 29, 2009, for consideration for inclusion in the Fund’s proxy statement. Shareholder proposals should be addressed to the attention of the Fund’s Secretary.

MISCELLANEOUS

          The Board is not aware of any other business that will be presented for action at the Meeting. If any other business properly comes before the Meeting, proxies received from shareholders will be voted on the discretion of the named individuals.

By Order of the Board

Christopher J. Dine, Secretary

February 26, 2009

EXHIBIT A

REPORT OF AUDIT COMMITTEE

          February 23, 2009

To the Board of Directors of the Eagle Capital Growth Fund, Inc.:

We have reviewed and discussed with management the Fund’s audited financial statements as of and for the year ended December 31, 2008.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent accountants the independent accountants’ independence.

Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Fund’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

          Neal F. Zalenko, Chairman

          Carl A. Holth, Member

          Benedict J. Smith, Member

EAGLE CAPITAL GROWTH FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

          The undersigned hereby appoints ROBERT M. BILKIE, JR. and LUKE E. SIMS, jointly and severally, Proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Eagle Capital Growth Fund, Inc., to be held at the offices of Bodman LLP located at 201 W. Big Beaver Road, Suite 500, Troy, Michigan, on Thursday, April 16, 2009, at 1:00 P.M. local time, or at any adjournments thereof, and to vote all shares of common stock which the undersigned is entitled to vote, and act with all the powers the undersigned would possess if personally present at the meeting.

          This revocable proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made on an executed proxy, this proxy will be voted by the Proxies “FOR” the election of the persons named in Proposal 1 as directors and “FOR” Proposal 2.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

EAGLE CAPITAL GROWTH FUND, INC.

April 16, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at-
http://www.amstock.com/ProxyServices/ViewMaterials.asp

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓	Please detach along perforated line and mail in the envelope provided.	↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the nominees listed below as Directors of the Fund to hold office until the next annual meeting and until their successors shall have been elected and qualified:
NOMINEES:
☐	FOR ALL NOMINEES	m	Robert M. Bilkie, Jr.
☐	WITHHOLD AUTHORITY	m	Phillip J. Hanrahan
	FOR ALL NOMINEES	m	Carl A. Holth
☐	FOR ALL EXCEPT	m	Peggy L. Schmeltz
	(See instructions below)	m	Luke E. Sims
		m	Benedict J. Smith
		m	Neal F. Zalenko

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

2.	Ratification of the selection of PLANTE & MORAN, PLLC as independent registered public accountants for the Fund’s year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, for or against such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

Unless otherwise directed herein, the proxy or proxies appointed hereby are authorized to vote “FOR” proposals 1 and 2, and to vote in their discretion with respect to all other matters which may come before the Meeting.

If only one of the above-named proxies shall be present in person or by substitute at the Meeting, or any adjournment thereof, then that one, either in person or by substitute, may exercise all of the powers hereby given.

Any proxy or proxies heretofore given to vote such shares are hereby revoked.

	Date		Date
Signature of Shareholder		Signature of Shareholder

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.